Exhibit 99.1

The Bank Behind Your Business September 2022

OUTLINE 2 I. Overview II. 2Q22 Highlights / Topics of Interest III. Foundational Franchise Value IV. Performance V. What’s Ahead Impacting Lives for Success and Significance

OUR IDENTITY OVERVIEW 3

» Began in 1995 » Focused on Organic Growth, Augmented with Opportunistic Acquisitions x 2004 – Newberry Federal x 2006 – Bank of Camden x 2008 – EAH Financial Planning Practice x 2011 – Palmetto South Mortgage Corp. x 2014 – Savannah River Financial Corp. x 2017 – Cornerstone National Bank » Executive Leadership Team and Board Stability/Succession » June 30, 2022 x $1.7 billion total assets x Twenty - one (21) banking offices x Fifth largest bank in SC » Dividends x 82 Consecutive Quarters x Current Yield – 2.83% 1 OVERVIEW Highlights 1 Based on the 8/18/22 closing pricing of $18.39. Rock Hill 4

» Columbia (Midlands of SC) ▪ State Capitol ▪ University of SC ▪ Fort Jackson ▪ Quality Public Schools ▪ Lake Murray » Greenville (Upstate of SC) ▪ Great Pure Business Market ▪ Attractive to Millennials » Augusta (CSRA) ▪ Cybersecurity x Fort Gordon x Private Sector ▪ Augusta University ▪ Excellent Medical Community ▪ The Masters Tournament » Rock Hill (Piedmont) ▪ Winthrop University ▪ Lake Wylie ▪ Metropolitan Area of Charlotte ▪ Home of Sports & Event Center, as well as “Come - See - Me” & Christmasville Festivals Geographically Diverse Markets OVERVIEW Rock Hill 5

Three Lines of Business OVERVIEW 6

2Q22 HIGHLIGHTS / TOPICS OF INTEREST Impacting Lives for Success and Significance

» Loan Growth 2Q22 HIGHLIGHTS / TOPICS OF INTEREST ▪ 2Q22 1 $40.5 million 18.6% annualized growth rate ▪ 1H22 2 $52.6 million 12.3% annualized growth rate Notes: ▪ CRE – 82% of growth ▪ Midlands and Upstate of SC – 76% of growth ▪ Rock Hill, SC – new LPO beginning to contribute ▪ Production was at record high levels and able to overcome significant early payoffs 8 1 Linked quarter growth: 2Q22 vs. 1Q22. 2 1H22 growth: June 30, 2022 vs. December 31, 2021.

» Credit Quality ▪ NPAs – Linked quarter increase of $3.9 million to $5.3 million or 0.32% of total assets Notes: ▪ One credit of $4.1 million moved to non - accrual • Mixed use CRE (multi - family and retail) • Recent appraisals indicate loan to value of 76% • Early stages of the resolution process 2Q22 HIGHLIGHTS / TOPICS OF INTEREST 9

» Net Interest Income / Net Interest Margin ▪ 2Q22 – NIM expanded 3 bps to 2.90% compared to 1Q22 ▪ ALCO Model ( as of June 30, 2022) 2Q22 HIGHLIGHTS / TOPICS OF INTEREST Year 1 Year 2 Up 100 0.96% 5.08% Up 200 1.53% 9.87% Up 300 1.68% 14.20% 10

2. $4.1 million loan moved to non - accrual – resulted in reversal of interest income of $51,000 Loan Portfolio Yield Impact 2 bps NIM Impact 1 bps EPS Impact $0.01 per share 2Q22 HIGHLIGHTS / TOPICS OF INTEREST Notes: ▪ Inflection point as margin compression stopped and expansion started ▪ Two events negatively impacted NII and NIM 1. Variable rate CMOs (GNMA home equity conversion mortgages) experienced an increase in prepayments – result was $284,000 less interest income than in 1Q22 Investment Portfolio Yield Impact 20 bps NIM Impact 7 bps EPS Impact $0.03 per share 11

» Mortgage ▪ Production $21 million • Secondary 76% • Portfolio ARMS 24% ▪ Production likely near a floor with recent mix trending toward ARMS ▪ Recruiting success to bring benefits in 2023 2Q22 HIGHLIGHTS / TOPICS OF INTEREST 12

» Capital ▪ Regulatory Capital Ratios – strong (see page 19) ▪ AOCI pressure continued in 2Q22 • TCE declined to 6.12% from 6.71% 1 TCE (ex. AOCI) increased to 7.59% from 7.56% 1 • TBV declined to $13.50 from $14.53 1 TBV (ex. AOCI) increased to $17.00 from $16.52 1 • Reclassified $224.6 million (39%) of the investment portfolio to HTM 2Q22 HIGHLIGHTS / TOPICS OF INTEREST 13 1 Linked quarter: 2Q22 vs. 1Q22.

FOUNDATIONAL FRANCHISE VALUE Impacting Lives for Success and Significance

FOUNDATIONAL FRANCHISE VALUE Great Deposits Excellent Asset Quality Strong Capital Risk Management Technology 15

Total Deposit Cost 0.47% 0.20% 0.11% 0.09% Pure Deposit Growth FOUNDATIONAL FRANCHISE VALUE Millions 12/31/2019 12/31/2020 12/31/2021 6/30/2022 $1,021.5 $1,230.3 $1,415.5 $1,540.8 Excellent Deposit Franchise • 92% Pure (Non - CD) Deposits • 32% (Non - Interest Bearing DDA Balances) • Largest Community Bank in the Midlands of SC (4 th Quarter for 2019 - 2021, and 2 nd Quarter for 2022) 16

Credit Quality FOUNDATIONAL FRANCHISE VALUE NPA / Assets Net Loan Charge - Offs 17

Allowance for Loan Losses to Loans FOUNDATIONAL FRANCHISE VALUE Credit Quality Loan Loss Provision Expense (000s omitted) 18

FOUNDATIONAL FRANCHISE VALUE Capital Ratios 19 *On 4/20/22, announced a share repurchase authorization of 375,000 shares (5% of the outstanding shares) Leverage Ratio (Bank) Total Capital Ratio (Bank)

FOUNDATIONAL FRANCHISE VALUE Capital Ratios 20 Tangible Common Equity Tangible Common Equity (ex. AOCI)

Compliance Cybersecurity / Fraud Audit Enterprise Risk Management (ERM) - Internal PT Risk Report - External Risk / Reward Optimization Risk Management 21 FOUNDATIONAL FRANCHISE VALUE

Risk Management 22 FOUNDATIONAL FRANCHISE VALUE

Technology 23 FOUNDATIONAL FRANCHISE VALUE » Self - Service and Contactless Tools when the Customer Prefers ▪ Mobile Apps ▪ Mobile Deposit ▪ Zelle ▪ Fraud Reduction Tools ▪ Contactless Cards » Enabling Technologies to Meet Staffing and Efficiency Needs ▪ Universal Bankers ▪ Replacement of High - Volume Repetitive Tasks with BOTS in BSA and Fraud areas ▪ Hardware Upgrades with additional “runway”, e.g., ITM Pilot, Collaborative Tools, etc. » Use of Outsourcing where it Makes Sense

Technology » Customer Experience ▪ Significant Focus on Digital Customer Experience ▪ Products and Features like Zelle and Debit Card “Automated Lock” keep FCB current ▪ Current Core Provider permits FCB to track along and, in some cases, “outpace” local competitor banks ▪ “Big Tech without the Big Bank” » Improved “Rapid Deployment” Capability » Efficiency/Effectiveness/Feature Utilization Management ▪ Automated Workflow, significantly reducing manual work ▪ RPA ▪ Annual Feature Usage Scorecard ▪ Collaboration Tools ▪ Limited Operations/IT Support Staff Additions – Business Case Based 24 FOUNDATIONAL FRANCHISE VALUE

PERFORMANCE The Local Bank for Local Business

PERFORMANCE LTM Growth = 10.5% 2 1 Includes PPP and related LOC to SBA partner. 2 Excludes PPP and related LOC to SBA partner. CRE as a % of RBC = 261.1% Yield 4.75% 4.36% 4.29% 4.16% 12/31/2019 12/31/2020 12/31/2021 6/30/2022 $863.7 26 Loan Portfolio (millions) Composition 6/30/22 $916.3 (4 th Quarter for 2019 - 2021, and 2 nd Quarter for 2022) $844.2

Investment Portfolio Yield 2.49% 1.98% 1.56% 1.47% (4 th Quarter for 2019 - 2021, and 2 nd Quarter for 2022) Effective Duration AFS - 2.84 HTM - 5.76 (millions) 27 PERFORMANCE Composition 6/30/22 $288.8 $361.9 $566.6 $572.9

Net Interest Income / NIM (FTE) PERFORMANCE 28 Net interest Income (Millions) $36.8 $40.0 2 $45.3 2 1 Net - interest margin (FTE) – 4 th quarter for 2019 - 2021, and 2 nd Quarter for 2022. 2 Includes accretion of PPP deferred fees of $738 thousand 2020, $3.0 million in 2021, and $44 thousand in 1H22. $21.8 2 2Q2022 • Loan Portfolio Yield 4.16% • Avg. New/Renewed Loan Rate 4.03% • Investment Portfolio Yield 1.47% • Cost of Deposits 0.09%

Financial Planning / Investment Advisory Services AUM (millions) 29 PERFORMANCE

Financial Planning / Investment Advisory Services Revenue and Pre - Tax Income (thousands) 30 PERFORMANCE

31 Residential Mortgage Banking Production (millions) PERFORMANCE

Residential Mortgage Banking Gain on Sale Mortgage Banking Revenue (millions) 32 PERFORMANCE

1 Core net income and EPS exclude gains (losses) on sale of securities and bank premises, write - downs on bank premises held - for - sa le, non - recurring BOLI income, and collection of summary judgements on two loans charged off at an FCCO acquired bank. S ee non - GAAP reconciliation on page 40. 2 Includes $738 thousand in non - recurring PPP - related fee income. 3 Includes $2.955 million in non - recurring PPP - related fee income. 4 This compares to 1H21 results of $6,719 thousand in core net income and $0.89 in core EPS. This also includes $1.153 million in non - recurring PPP - related fee income in 1H21 compared to $44 thousand in 1H2022. 5 This compares to 1H21 results of $8,955 thousand in pre - tax pre - provision earnings. This also includes $1.153 million in non - rec urring PPP - related fee income in 1H21 compared to $44 thousand in 1H2022. Thousands 4 5 Core Net Income 1 / Core EPS 1 / Pre - Tax Pre - Provision Earnings 33 PERFORMANCE 2 3 2 3

Tangible Book Value 1 1 See Non - GAAP reconciliation on page 39. 34 PERFORMANCE Tangible Book Value Tangible Book Value (ex. AOCI)

Dividend 35 PERFORMANCE 1 This compares to 1H2021 of $0.24. On 4/20/22, announced a share repurchase authorization of 375,000 shares (5% of the outstanding shares). 1

WHAT’S AHEAD Impacting Lives for Success and Significance

WHAT’S AHEAD Near Term $2.00 EPS - - - - - - - - - - - - - - - - Longer Term 1.20% ROA 14.00% ROTE 65.00% ER “Big leaps” in Automation and Technology to gain efficiency and capacity Growth in the Loan Portfolio Grow the Investment Advisory business to be “much” larger Development of People and Culture In Focus Growing the franchise in: • Midlands SC • Augusta, GA • Upstate SC • Rock Hill, SC 37

FORWARD - LOOKING STATEMENTS SAFE HARBOR STATEMENT – In this presentation, unless the context suggests otherwise, references to the “Company” or “FCCO” refer to First Community Corporation and references to “we,” “us,” and “our” mean the combined business of the Company, First Community Bank (or FCB) and its wholly - owned subsidiaries . This presentation and other written reports and statements made by us and our management from time to time may contain forward - looking statements . These statements include, without limitation, statements regarding our operating philosophy, growth plans and opportunities, strategies and financial performance, industry and economic trends and estimates and assumptions underlying accounting policies . Words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “focus,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions are intended to identify such forward - looking statements . These forward - looking statements are subject to numerous assumptions, risks and uncertainties, which change over time, are difficult to predict and are generally beyond our control . Although we believe that the assumptions underlying the forward - looking statements are reasonable, any of the assumptions could prove to be inaccurate . Therefore, we can give no assurance that the results contemplated in the forward - looking statements will be realized . The inclusion of this forward - looking information should not be construed as a representation by the Company or any other person that such future events, plans, or expectations will occur or be achieved . In addition to factors previously disclosed in the reports filed by us with the US Securities and Exchange Commission (the “SEC”), additional risks and uncertainties may include, but are not limited to : (1) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third - party relationships and revenues ; (2) the strength of the US economy in general and the strength of the local economies in which we conduct operations may be different than expected, including unemployment levels, supply chain disruptions, higher inflation, and slowdowns in economic growth ; (3) the rate of delinquencies and amounts of charge - offs, the level of allowance for loan loss, the rates of loan growth, or adverse changes in asset quality in our loan portfolio, which may result in increased credit risk - related losses and expenses ; (4) changes in legislation, regulation, policies, or administrative practices, whether by judicial, governmental, or legislative action ; (5) adverse conditions in the stock market, the public debt markets and other capital markets (including changes in interest rate conditions) could have a negative impact on the Company ; (6) technology and cybersecurity risks, including potential business disruptions, reputational risks, and financial losses, associated with potential attacks on or failures by our computer systems and computer systems of our vendors and other third parties ; and (7) inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments . Additional factors that could cause results to differ materially from those described in the forward - looking statements can be found in our reports (such as the annual report on Form 10 - K, quarterly reports on Form 10 - Q and current reports on Form 8 - K) filed with the SEC and available at the SEC’s internet site (http : //www . sec . gov) . All subsequent written and oral forward - looking statements by us or any person acting on our behalf is expressly qualified in its entirety by the cautionary statements above . The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein . We undertake no obligation to update or revise any forward - looking statement, whether as a result of new information, future events or otherwise, except as required by law . 38 NON - GAAP FINANCIAL MEASURES – This presentation contains certain non - GAAP financial measures that are not in accordance with US generally accepted accounting principles (GAAP) . We use certain non - GAAP financial measures to provide meaningful, supplemental information regarding our operational results and to enhance investors’ overall understanding of our financial performance . The limitations associated with non - GAAP financial measures include the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently . These disclosures should not be considered an alternative to our GAAP results . See the end of this presentation for a non - GAAP financial measures reconciliation to the most directly comparable GAAP financial measure .

NON - GAAP RECONCILIATION 39 The tables below provides a reconciliation of non - GAAP measures to GAAP for each of the periods presented:

NON - GAAP RECONCILIATION 40 1 Excludes gains (losses) on sale of securities and bank premises, write - downs on bank premises held - for - sale, non - recurring BOLI income, gains on insuranc e proceeds, and collection of summary judgements on two loans charged off at an FCCO acquired bank. The tables below provides a reconciliation of non - GAAP measures to GAAP for each of the periods presented: